Exhibit 10.2

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED PURSUANT TO ITEM 601(B)(10)(IV) OF REGULATION S-K BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) THE TYPE OF INFORMATION THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

SIXTH AMENDMENT TO LICENSE AGREEMENT

This Sixth Amendment (this “Sixth Amendment”), is effective as of August 28, 2024 (the “Sixth Amendment Effective Date”), by and between President an Fellows of Harvard University (“Harvard”), and Sana Biotechnology, Inc., a corporation organized and existing under the laws of the State of Delaware (“Licensee”) (together with Harvard, the “Parties” and each individually a “Party”), and amends that certain License Agreement, dated as of March 19, 2019, as amended by those certain Amendments to the License Agreement dated as of June 10, 2019, December 15, 2020, May 20, 2021, October 25, 2021 and February 9, 2023 by and between Harvard and Licensee (together, the “Agreement”). Capitalized terms used but not defined herein have the respective meanings assigned to them in the Agreement.

RECITALS

WHEREAS, the Fifth Amendment to the Agreement clarified that Milestone Payments for certain Milestone Events achieved by the [***] Product in connection with the [***] Study shall not be due, provided that such Milestone Events occur prior to [***];

WHEREAS, Milestone Event #1 was achieved prior to such date;

WHEREAS, the Parties wish to extend that date for achievement of Milestone #2 by [***].

NOW THEREFORE, the Parties agree as follows:

1.
Amendment. All references to the date “[***]” set forth in Section 4.3.6 of the Agreement are hereby replaced with “[***].”

2.
Miscellaneous.

(a)
Capitalized terms used in this Sixth Amendment that are not defined herein shall have the meanings set forth in the Agreement, as previously amended.

(b)
Choice of Law. This Sixth Amendment shall be governed by the laws of the Commonwealth of Massachusetts, without regard to conflict of law principles.

(c)
Entire Agreement. On and after the Sixth Amendment Effective Date, each reference in the Agreement to “this Agreement,” “hereunder,” “herein,” “hereof” or words of like import referring to the Agreement will mean and be a reference to the Agreement as amended by this Sixth Amendment will constitute the sole and entire agreement of the Parties with respect to the subject matter hereof, and supersede all prior and contemporaneous understandings, agreements, representations and warranties, both written and oral, with respect to such subject matter.

(d)
Representations and Warranties. Each Party hereby represents and warrants to the other Party that: (i) it has the full right, power and authority to enter into this Sixth Amendment and to perform its obligations hereunder and under the Agreement as amended by this Sixth Amendment; (ii) the execution of this Sixth Amendment by

Exhibit 10.2

the individual whose signature is set forth at the end of this Sixth Amendment on behalf of such Party, and the delivery of this Sixth Amendment by such Party, have been duly authorized by all necessary action on the part of such Party; and (iii) this Sixth Amendment has been executed and delivered by such Party and (assuming due authorization, execution and delivery by the other Party hereto) constitutes the legal, valid and binding obligation of such Party, enforceable against such Party in accordance with its terms.

(e)
Limited Effect. Except as modified by this Sixth Amendment, all other terms and conditions of the Agreement remain in full force and effect.

(f)
Counterparts. This Sixth Amendment may be executed in counterparts and signatures may be delivered via facsimile or in electronic form (such as PDF or any electronic signature complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com), each of which may be executed by less than all parties, each of which shall be enforceable against the parties actually executing such counterparts, and all of which together shall constitute one instrument.

[Signature page follows]

IN WITNESS WHEREOF, the Parties have duly executed and delivered this Sixth Amendment as of the Sixth Amendment Effective Date.

HARVARD:

PRESIDENT AND FELLOWS OF HARVARD COLLEGE

By: /s/ Jordan Behling Grant Name: Jordan B. Grant

Title: Director of Technology Transactions

Office of Technology Development

Harvard University

Date: 8/28/2024

LICENSEE:

SANA BIOTECHNOLOGY, INC.

By: /s/ Christian Hordo Name: Christian Hordo

Title: CBO

Date: September 16, 2024

[Signature Page to Sixth Amendment to License Agreement]